SunAmerica Series Trust

Supplement to the Prospectus dated July 5, 2000


The following supplements the information under the PORTFOLIO
MANAGEMENT section of the Prospectus:

Christopher J. Smith has been added as a co-portfolio manager for
the Corporate Bond Portfolio.   Mr. Smith joined Federated in
1995 as a Vice President and Portfolio Manager. Prior to joining Federated, he was an Assistant Vice President at Provident Life & Accident Insurance Company from 1987 through 1994.


Geoffrey L. Kurinsky no longer serves as a portfolio manager for the MFS Total Return Portfolio and the information pertaining to him is hereby deleted from the prospectus. David S. Kennedy is a new portfolio manager for the MFS Total Return Portfolio. Mr. Kennedy joined MFS in 2000 as a Senior Vice President and Portfolio Manager. Prior to joining MFS, Mr. Kennedy was a fixed income portfolio manager and research analyst with Harbor Capital Management Company from 1994 to 2000.




               Dated:    September 8, 2000